UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2017

Rowan Companies plc

(Exact name of registrant as specified in its charter)

England and Wales	1-5491	98-1023315
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employ rIdentification Number)

Rowan Companies plc 2800 Post Oak Boulevard Suite 5450 Houston, Texas	77056-6189
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 621-7800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 - Results of Operations and Financial Condition

The following information is disclosed pursuant to Item 2.02 - Results of Operations and Financial Condition:

On February 24, 2017, Rowan Companies plc issued a press release announcing its operating results for the three months ended December 31, 2016. The press release is attached as Exhibit 99.1.

Item 9.01 - Financial Statements and Exhibits

(c) Exhibits

Exhibit
Number	Exhibit Description

99.1	Earnings press release of Rowan Companies plc

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 24, 2017	Rowan Companies plc

	By:	/s/ Stephen M. Butz
Stephen M. Butz
Executive Vice President & Chief Financial Officer

Exhibit List

Exhibit
Number	Exhibit Description

99.1	Earnings press release of Rowan Companies plc